UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

321 Columbus Avenue

Boston, MA 02116

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 16, 2017, InspireMD, Inc. (the “Company”) issued a press release announcing its financial and operating results for the fourth quarter and year ended December 31, 2016, and reporting that it received an audit opinion with a going concern qualification paragraph from its independent registered public accounting firm. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Termination Notice

As initially reported by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2015, InspireMD, Ltd. (“InspireMD”), a wholly owned subsidiary of the Company, entered into a distribution agreement (the “Distribution Agreement”) with Penumbra, Inc. (“Penumbra”), pursuant to which Penumbra would act as the exclusive distributor of the Company’s CGuard carotid embolic prevention system products (the “Products”) in Austria, France, Sweden, Denmark, Norway, Finland, Estonia, Lithuania, Portugal, Switzerland and the United Kingdom and Ireland.

On February 15, 2017, the Company received a notice of termination (the “Termination Notice”) of the Distribution Agreement from Penumbra notifying the Company that the Distribution Agreement will be terminated effective April 16, 2017. InspireMD and Penumbra have agreed to use commercially reasonable efforts to transition distribution of the Products at the time, in the manner, and to the persons or entities designated by InspireMD.

Change in Address of Principal Executive Offices

Effective as of February 16, 2017, the Company changed its principal executive office address to 4 Menorat Hamaor St., Tel Aviv, Israel, 6744832. The new telephone number for the Company is (888) 776-6804.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Earnings release dated February 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: February 21, 2017	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer